Exhibit 99.1
NEWS
RELEASE

FOR IMMEDIATE RELEASE
CONTACT:	Chris L. Nines
(512) 433-5210
FORESTAR GROUP INC. REPORTS
THIRD QUARTER 2010 RESULTS
     AUSTIN, TEXAS, November 2, 2010—Forestar Group Inc. (NYSE: FOR) today reported third quarter 2010 net income of approximately $8.9 million, or $0.25 per diluted share, compared with third quarter 2009 net income of $19.5 million, or $0.54 per diluted share outstanding. Third quarter 2010 results include an after-tax gain of $0.28 per diluted share, from the sale of about 14,100 acres of timberland for approximately $22.6 million. Third quarter 2009 results include an after-tax gain of $0.45 per diluted share, from the sale of about 20,000 acres of timberland for approximately $39.5 million.
     “We continued to make good progress executing our strategy and strategic initiatives, which were designed to enhance shareholder value,” said Jim DeCosmo, president and chief executive officer of Forestar. “Third quarter highlights include selling approximately 14,100 acres of timberland and repurchasing over one million shares of common stock. Despite challenging market conditions, we firmly believe that our real estate assets are well positioned in many of the healthier markets in Texas, and our mineral interests are located in some of the most active oil and gas basins in the U.S. The execution of our strategy and strategic initiatives, combined with our well located assets, positions our business to capitalize on improving economic conditions and positive long-term demographics and trends,” concluded Mr. DeCosmo.
     Forestar manages its operations through three business segments:
•	Real estate,

•	Mineral resources, and

•	Fiber resources
     At the end of third quarter 2010, our real estate segment includes almost 232,000 acres of land owned directly or through ventures located in nine states and twelve markets. Mineral resources include approximately 607,000 net acres of oil and gas mineral interests located principally in Texas, Louisiana, Alabama, and Georgia. Also included is a 45% nonparticipating royalty interest in groundwater produced or withdrawn for commercial purposes from approximately 1.4 million acres in Texas, Louisiana, Georgia and Alabama. Fiber resources include the sale of wood fiber and management of our recreational leases.

REAL ESTATE

	3rd Qtr.	3rd Qtr.	2nd Qtr.
Segment (Loss) Earnings	2010	2009	2010

($ in Millions)	($1.9)	$0.1	$2.4
     Third quarter 2010 real estate segment results include $4.4 million in undeveloped land sales, compared with $11.3 million in third quarter 2009 and $8.2 million in second quarter 2010.
MINERAL RESOURCES

	3rd Qtr.	3rd Qtr.	2nd Qtr.
Segment Earnings	2010	2009	2010

($ in Millions)	$6.2	$17.8	$4.3
     Third quarter 2010 mineral resources segment earnings include over $2.6 million in lease bonus payments associated with leasing almost 9,600 net mineral acres for $274 per acre, 9,400 of which were leased at $250 per acre in Louisiana, reflecting current market conditions in Beauregard and Vernon Parishes.
     Third quarter 2009 mineral resources segment earnings include approximately $15.8 million in lease bonus payments generated from leasing 10,795 net mineral acres to oil and gas companies for $1,465 per acre.
FIBER RESOURCES

	3rd Qtr.	3rd Qtr.	2nd Qtr.
Segment Earnings	2010	2009	2010

($ in Millions)	$1.4	$2.1	$1.1
     During third quarter 2010 Forestar generated approximately $1.8 million from the sale of over 154,000 tons of fiber, the majority of which was sold to Temple-Inland Inc. at market prices. Sales of fiber in third quarter and first nine months 2010 were impacted by the sale of over 129,000 acres of timberland associated with our strategic initiatives and retail land sales program and postponing harvest plans on almost 59,000 acres currently held for sale.
SUMMARY
     “Market conditions remain challenging. Nationally, demand for housing has been impacted by low consumer confidence, high unemployment, reduced credit availability and concerns over the economy, despite mortgage rates at historic lows and improved housing affordability. However, several Texas markets are reporting positive job growth, a fundamental driver of long-term housing demand. Forestar is well positioned to maximize and grow long-term shareholder value through the execution of our strategy, near-term strategic initiatives and improving market conditions,” concluded Mr. DeCosmo.

     The Company will host a conference call on November 3, 2010 at 9:00 am ET to discuss results of third quarter 2010. The meeting may be accessed through webcast or by conference call. The webcast may be accessed through Forestar’s Internet site at www.forestargroup.com. To access the conference call, listeners calling from North America should dial 1-866-271-5140 at least 15 minutes prior to the start of the meeting. Those wishing to access the call from outside North America should dial 1-617-213-8893. The password is Forestar. Replays of the call will be available for two weeks following the completion of the live call and can be accessed at 1-888-286-8010 in North America and at 1-617-801-6888 outside North America. The password for the replay is 29110985.
About Forestar Group
     Forestar Group Inc. operates in three business segments: real estate, mineral resources and fiber resources. The real estate segment owns directly or through ventures almost 232,000 acres of real estate located in nine states and twelve markets in the U.S. The real estate segment has 18 real estate projects representing over 29,600 acres currently in the entitlement process, and 76 entitled, developed and under development projects in seven states and eleven markets encompassing over 16,800 acres, comprised of almost 29,200 residential lots and over 2,600 commercial acres. The mineral resources segment manages about 607,000 net acres of oil and gas mineral interests. The fiber resources segment includes the sale of wood fiber and management of our recreational leases. The company also has a 45% nonparticipating royalty interest in groundwater produced or withdrawn for commercial purposes from approximately 1.4 million acres in Texas, Louisiana, Georgia and Alabama. Forestar’s address on the World Wide Web is www.forestargroup.com.
Forward-looking Statements
This release contains “forward-looking statements” within the meaning of the federal securities laws. These statements reflect management’s current views with respect to future events and are subject to risk and uncertainties. We note that a variety of factors and uncertainties could cause our actual results to differ significantly from the results discussed in the forward-looking statements. Factors and uncertainties that might cause such differences include, but are not limited to: general economic, market, or business conditions; the opportunities (or lack thereof) that may be presented to us and that we may pursue; fluctuations in costs and expenses including development costs; demand for new housing, including impacts from mortgage credit availability; lengthy and uncertain entitlement processes; cyclicality of our businesses; accuracy of accounting assumptions; competitive actions by other companies; changes in laws or regulations; and other factors, many of which are beyond our control. Except as required by law, we expressly disclaim any obligation to publicly revise any forward-looking statements contained in this news release to reflect the occurrence of events after the date of this news release.

FORESTAR GROUP INC.
(UNAUDITED)
Business Segments

	Third Quarter		First Nine Months
	2010	2009	2010	2009
	(In thousands,		(In thousands,
	except per share)		except per share)
Revenues
Real estate	$15,139	$22,921	$53,936	$70,155
Mineral resources	6,654	18,828	18,387	31,767
Fiber resources	2,220	3,558	6,185	12,928

Total revenues	$24,013	$45,307	$78,508	$114,850

Segment (loss) earnings
Real estate	$(1,883)	$92	$883	$5,641
Mineral resources	6,196	17,850	16,640	29,033
Fiber resources	1,372	2,080	3,900	8,279

Total segment earnings	5,685	20,022	21,423	42,953

Items not allocated to segments
General and administrative (a)	(3,860)	(5,874)	(13,438)	(17,750)
Share-based compensation	(1,817)	(3,396)	(7,370)	(7,717)
Gain on sale of assets	15,441	24,833	15,441	104,047
Interest expense	(3,913)	(5,440)	(12,562)	(15,653)
Other non-operating income	246	287	690	382

Income before taxes	11,782	30,432	4,184	106,262
Income tax expense	(2,860)	(10,956)	(1,507)	(39,761)

Net income attributable to Forestar Group Inc.	$8,922	$19,476	$2,677	$66,501

Net income per common share:
Basic	$0.25	$0.54	$0.07	$1.86
Diluted	$0.25	$0.54	$0.07	$1.85

Weighted average common shares outstanding:
Basic	35.9	35.8	36.0	35.8
Diluted	36.4	36.2	36.6	36.0

	Third Quarter
Supplemental Financial Information:	2010	2009
	(In thousands)
Cash and cash equivalents (b)	$4,483	$43,542
Borrowings under credit facility	144,000	125,000
Other debt (c)	73,570	99,970

Total debt	$217,570	$224,970

(a)	First nine months 2009 general and administrative costs include approximately $3.2 million paid to outside advisors regarding an evaluation by our Board of Directors of an unsolicited shareholder proposal.

(b)	Third quarter 2010 cash and cash equivalents excludes over $22.0 million from the sale of about 14,100 acres of timberland. These proceeds are being held by a qualified 1031 intermediary for reinvestment in qualified real estate.

(c)	Consists principally of consolidated venture non-recourse debt.

FORESTAR GROUP INC.
REAL ESTATE SEGMENT
PERFORMANCE METRICS

	Third Quarter		First Nine Months
REAL ESTATE	2010	2009	2010	2009

Owned, Consolidated & Equity Method Ventures:
Residential Lots Sold	187	168	617	440
Revenue per Lot Sold	$48,800	$52,700	$49,600	$59,900
Commercial Acres Sold	0.4	1.5	16.7	5.6
Revenue per Commercial Acre Sold	$623,400	$435,400	$84,400	$274,200
Undeveloped Acres Sold	1,150	5,300	4,700	15,000
Revenue per Acre Sold	$3,800	$2,100	$3,700	$2,400
Owned & Consolidated Ventures:
Residential Lots Sold	105	131	356	314
Revenue per Lot Sold	$52,300	$48,300	$54,100	$57,900
Commercial Acres Sold	—	1.5	1.3	1.8
Revenue per Commercial Acre Sold	—	$435,400	$121,700	$433,400
Undeveloped Acres Sold	1,150	5,300	4,700	15,000
Revenue per Acre Sold	$3,800	$2,100	$3,700	$2,400
Ventures Accounted For Using the Equity Method:
Residential Lots Sold	82	37	261	126
Revenue per Lot Sold	$44,200	$68,400	$43,400	$65,200
Commercial Acres Sold	0.4	—	15.4	3.8
Revenue per Commercial Acre Sold	$623,400	—	$81,300	$197,000
Undeveloped Acres Sold	—	1	—	1
Revenue per Acre Sold	—	$10,000	—	$10,000
THIRD QUARTER 2010
REAL ESTATE PIPELINE

		In		Developed & Under
Real Estate	Undeveloped	Entitlement Process	Entitled	Development	Total Acres*
Undeveloped Land
Owned	178,490				185,253
Ventures	6,763

Residential
Owned		26,869	7,949	561	41,115
Ventures			5,154	582

Commercial
Owned		2,801	1,095	540	5,405
Ventures			649	320

Total Acres	185,253	29,670	14,847	2,003	231,773

Estimated Residential Lots			25,942	3,238	29,180

*	In addition, Forestar owns a 58% interest in a venture which controls approximately 16,000 acres of undeveloped land in Georgia.

FORESTAR GROUP INC.
MINERAL RESOURCES SEGMENT
PERFORMANCE METRICS

	Third Quarter		First Nine Months
MINERAL RESOURCES	2010	2009	2010	2009

Leasing Activity
Acres Leased	9,600	10,800	11,700	25,000
Average Bonus / Acre	$274	$1,465	$495	$831
Delay Rental Revenues	$890,000	$403,000	$2,080,000	$2,320,000

Royalties[1]
Natural Gas Production (MMcf)	436.6	283.1	1,291.6	968.4
Average Natural Gas Price ($ / Mcf)	$4.11	$3.35	$4.38	$4.60
Oil Production (Barrels)	27,700	26,000	87,600	79,200
Average Oil Price ($ / Barrel)	$71.41	$62.78	$72.53	$52.20

MMcfe Production[2]	602.8	438.9	1,817.3	1,443.4
Average Price ($ / MMcfe)	$6.26	$5.88	$6.61	$5.95

Well Activity[3]
Net Acres Held By Production	29,500	26,600	29,500	26,600
Wells Drilled	10	1	26	18
Active Wells	492	467	492	467

[1]	Includes our share of activity from a venture in which we own a 50% interest. Our share of venture natural gas production activity is 138 MMcf and 346 MMcf in third quarter and first nine months 2010, and 2 MMcf and 21 MMcf in third quarter and first nine months 2009.

[2]	MMcfe — Million Cubic Feet Equivalent (converting oil to natural gas at 6 Mcfe / Bbl)

[3]	Wells are owned and operated by third-party lessees / operators
THIRD QUARTER 2010
MINERAL RESOURCES PIPELINE1
     Forestar’s mineral resources segment includes approximately 607,000 net mineral acres principally located in Texas, Louisiana, Alabama and Georgia.

State	Available for Lease	Leased	Held by Production	Total [2]
Texas	155,000	72,000	24,000	251,000
Louisiana	125,000	14,000	5,000	144,000
Georgia	170,000	—	—	170,000
Alabama	38,000	2,000	—	40,000
California	1,000	—	—	1,000
Indiana	1,000	—	—	1,000

Total	490,000	88,000	29,000	607,000

[1]	Includes ventures

[2]	Excludes 463 net mineral acres located in Colorado

FORESTAR GROUP INC.
FIBER RESOURCES SEGMENT
PERFORMANCE METRICS

	Third Quarter		First Nine Months
FIBER RESOURCES	2010	2009	2010	2009

Fiber Sales *
Pulpwood Tons Sold	116,900	216,200	295,600	666,800
Average Pulpwood Price / Ton	$9.41	$8.85	$10.31	$8.27
Sawtimber Tons Sold	37,500	63,400	90,900	290,300
Average Sawtimber Price / Ton	$17.79	$19.38	$19.23	$19.95

Total Tons Sold	154,400	279,600	386,500	957,100
Average Price / Ton	$11.45	$11.24	$12.41	$11.81

Recreational Activity
Average Acres Leased	205,900	206,000	209,900	260,500
Average Lease Rate / Acre	$8.60	$8.09	$8.33	$8.27

*	The majority of our fiber sales were to Temple-Inland Inc. at market prices.
Note: Sales of fiber in third quarter and first nine months 2010 were impacted by the sale of over 129,000 acres of timberland associated with our strategic initiatives and retail land sales program and postponing harvest plans on almost 59,000 acres currently held for sale.

FORESTAR GROUP INC.
PROJECTS IN ENTITLEMENT
A summary of projects in the entitlement process(a) at third quarter-end 2010 follows:

		Project
Project	County	Acres(b)

California

Hidden Creek Estates	Los Angeles	700
Terrace at Hidden Hills	Los Angeles	30

Georgia

Ball Ground	Cherokee	500
Burt Creek	Dawson	970
Crossing	Coweta	230
Dallas Highway	Haralson	1,060
Fincher Road	Cherokee	3,890
Fox Hall	Coweta	960
Garland Mountain	Cherokee/Bartow	350
Home Place	Coweta	1,510
Martin’s Bridge	Banks	970
Mill Creek	Coweta	770
Serenity	Carroll	440
Waleska	Cherokee	150
Wolf Creek	Carroll/Douglas	12,230
Yellow Creek	Cherokee	1,060

Texas

Lake Houston	Harris/Liberty	3,700
San Jacinto	Montgomery	150

Total		29,670

(a)	A project is deemed to be in the entitlement process when customary steps necessary for the preparation of an application for governmental land-use approvals, like conducting pre-application meetings or similar discussions with governmental officials, have commenced, or an application has been filed. Projects listed may have significant steps remaining, and there is no assurance that entitlements ultimately will be received.

(b)	Project acres, which are the total for the project regardless of our ownership interest, are approximate. The actual number of acres entitled may vary.

FORESTAR GROUP INC.
REAL ESTATE PROJECTS
     A summary of our entitled,(a) developed & under development projects at third quarter-end 2010 follows:

				Residential Lots (c)		Commercial Acres (d)
				Lots Sold
		Interest		Since		Acres Sold
Project	County	Owned(b)		Inception	Lots Remaining	Since Inception	Acres Remaining
Projects we own
California
San Joaquin River	Contra	100%		—	—	—	288
	Costa/Sacramento
Colorado
Buffalo Highlands	Weld	100%		—	164	—	—
Johnstown Farms	Weld	100%		115	494	2	8
Pinery West	Douglas	100%		—	—	—	115
Stonebraker	Weld	100%		—	603	—	13
Westlake Highlands	Jefferson	100%		21	—	—	—
Texas
Arrowhead Ranch	Hays	100%		—	259	—	6
Caruth Lakes	Rockwall	100%		307	342	—	—
Cibolo Canyons	Bexar	100%		625	790	64	157
Harbor Lakes	Hood	100%		201	248	1	13
Hunter’s Crossing	Bastrop	100%		336	155	38	71
La Conterra	Williamson	100%		76	424	—	58
Maxwell Creek	Collin	100%		696	315	10	—
Oak Creek Estates	Comal	100%		68	579	13	—
The Colony	Bastrop	100%		412	734	22	31
The Gables at North Hill	Collin	100%		199	84	—	—
The Preserve at Pecan Creek	Denton	100%		306	512	—	9
The Ridge at Ribelin Ranch	Travis	100%		—	—	179	16
Westside at Buttercup Creek	Williamson	100%		1,313	201	66	—
Other projects (8)	Various	100%		1,554	15	197	24
Georgia
Towne West	Bartow	100%		—	2,674	—	121
Other projects (13)	Various	100%		—	2,934	—	705
Missouri and Utah
Other projects (2)	Various	100%		456	98	—	—

				6,685	11,625	592	1,635
Projects in entities we consolidate
Texas
City Park	Harris	75%		1,116	195	50	115
Lantana	Denton	55	%(e)	571	1,596	—	—
Light Farms	Collin	65%		—	2,868	—	—
Stoney Creek	Dallas	90%		95	659	—	—
Timber Creek	Collin	88%		—	614	—	—
Other projects (5)	Various	Various		953	254	26	25
				2,735	6,186	76	140

Total owned and consolidated				9,420	17,811	668	1,775
Projects in ventures that we account for using the equity method
Georgia
Seven Hills	Paulding	50%		636	445	26	113
The Georgian	Paulding	38%		288	1,097	—	—
Other projects (4)	Various	Various		1,820	77	3	—
Texas
Bar C Ranch	Tarrant	50%		223	976	—	—
Entrada	Travis	50%		—	821	—	3
Fannin Farms West	Tarrant	50%		300	81	—	15
Harper’s Preserve	Montgomery	50%		—	1,722	—	72
Lantana	Denton	Various (e)		1,436	176	14	76
Long Meadow Farms	Fort Bend	19%		658	1,425	87	133
Southern Trails	Brazoria	40%		434	593	—	—
Stonewall Estates	Bexar	25%		254	125	—	—
Summer Creek Ranch	Tarrant	50%		796	1,772	—	363
Summer Lakes	Fort Bend	50%		332	791	56	—
Village Park	Collin	50%		356	211	3	2
Waterford Park	Fort Bend	50%		—	493	—	37
Other projects (2)	Various	Various		296	228	—	15
Florida
Other projects (3)	Various	Various		509	336	—	—

Total in ventures				8,338	11,369	189	829

Combined Total				17,758	29,180	857	2,604

(a)	A project is deemed entitled when all major discretionary governmental land-use approvals have been received. Some projects may require additional permits and/or non-governmental authorizations for development.

(b)	Interest owned reflects our net equity interest in the project, whether owned directly or indirectly. There are some projects that have multiple ownership structures within them. Accordingly, portions of these projects may appear as owned, consolidated and/or accounted for using the equity method.

(c)	Lots are for the total project, regardless of our ownership interest. Lots remaining represent vacant developed lots, lots under development and future planned lots and are subject to change based on business plan revisions.

(d)	Commercial acres are for the total project, regardless of our ownership interest and are net developable acres, which may be fewer than the gross acres available in the project.

(e)	The Lantana project consists of a series of 15 partnerships in which our voting interests range from 25% to 55%. We account for three of these partnerships using the equity method and we consolidate the remaining partnerships.

A summary of our significant commercial and income producing properties at third quarter-end 2010 follows:

			Interest
Project	County	Market	Owned (a)	Type	Description
Radisson Hotel	Travis	Austin	100%	Hotel	413 guest rooms and suites
Palisades West	Travis	Austin	25%	Office	375,000 square feet
Las Brisas	Williamson	Austin	59%	Multifamily	414 unit luxury apartment

(a)	Interest owned reflects our net equity interest in the project, whether owned directly or indirectly.